UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 9, 2005

                                BCB BANCORP, INC.
                               -------------------
               (Exact Name of Registrant as Specified in Charter)

            New Jersey                      0-50275              26-0065262
            ----------                    ----------            ------------
(State or Other Jurisdiction)         (Commission File No.)    (I.R.S. Employer
      of Incorporation)                                      Identification No.)


104-110 Avenue C, Bayonne, New Jersey                             07002
---------------------------------------                         ----------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (201) 823-0700
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events
               --------------

               By a press release dated September 12, 2005, the Company announced the filing of a Registration Statement on Form S-1.


Item 9.01      Financial Statements and Exhibits
               ---------------------------------

               (a) Financial Statements of businesses acquired. Not Applicable.

               (b) Pro forma financial information. Not Applicable.

               (c) Exhibits.

                  The following Exhibit is attached as part of this report:

                  99.1 Press release dated September 12, 2005, announcing the
                       Company's filing of a Registration Statement on Form S-1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            BCB BANCORP, INC.



DATE: September 13, 2005               By: /s/ Donald Mindiak
                                           -------------------
                                           Donald Mindiak
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

   Exhibit No.        Description
   -----------        ------------

      99.1 Press release dated September 12, 2005, announcing the Company's filing of a Registration Statement on Form S-1.